Exhibit 10.8(d)

Execution Draft

AMENDMENT NO. 4

AMENDMENT NO. 4, dated as of March 14, 2005 (this “Amendment”), to the Master Loan and Security Agreement, dated as of October 21, 2004 (as previously amended, supplemented or otherwise modified, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and among AAMES CAPITAL CORPORATION (“Aames Capital”), AAMES FUNDING CORPORATION (“Aames Funding”), AAMES INVESTMENT CORPORATION (“Aames Investment”, together with Aames Capital and Aames Funding, the “Borrowers”, each a “Borrower”) and MORGAN STANLEY BANK (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrowers and the Lender have agreed, subject to the terms and conditions hereof, that the Existing Loan Agreement shall be amended to modify the Sections 7.01 and 7.14 of the Existing Loan Agreement and to effect such other changes as are indicated in this Amendment.

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

1.1 Sections 7.01(a) and (b) of the Existing Loan Agreement are hereby amended and restated in their entirety as follows:

“7.01 Financial Statements. Aames Investment shall deliver to the Lender:

(a) commencing with respect to the fiscal quarter ending on March 31, 2005, as soon as available, and in any event within forty-five (45) days after the end of each of the first three quarterly fiscal periods of each fiscal year, the unaudited consolidated balance sheets of the Aames Investment and its consolidated Subsidiaries, as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Aames Investment and its consolidated Subsidiaries, for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of Aames Investment, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Aames Investment and its consolidated Subsidiaries, in accordance with GAAP, consistently applied, as at the end of, and for, such quarter (subject to normal year-end audit adjustments);

(b) commencing with respect to the fiscal year ending on December 31, 2004, as soon as available and in any event within ninety (90) days after the end of each fiscal year of Aames Investment, the consolidated balance sheets of Aames Investment and its consolidated Subsidiaries, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Aames Investment and its consolidated Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Aames Investment and its consolidated Subsidiaries, as applicable, as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;”

1.2 Sections 7.14(a), (b) and (c) of the Existing Loan Agreement are hereby amended and restated in their entirety as follows:

“(a) Maintenance of Tangible Net Worth. Aames Investment shall not permit Tangible Net Worth at any time to be less than the sum of $250,000,000 plus 50% of any additional equity raised in a public offering by Aames Investment from and after December 1, 2004.

“(b) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. Aames Investment shall not permit the ratio of Total Indebtedness to Tangible Net Worth at any time, from and after December 1, 2004, to be greater than 15.00 to 1.00.

“(c) Maintenance of Ratio of Adjusted Indebtedness to Tangible Net Worth. Aames Investment shall not permit the ratio of Adjusted Indebtedness to Tangible Net Worth at any time, from and after December 1, 2004, to be greater than 5.50 to 1.00.”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

2.1 On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers and the Lender.

(b) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2 No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Loan Agreement as amended hereby. The execution of this Amendment by the Lender shall not operate as a waiver of any of its rights, powers or privileges under the Loan Agreement or under any of the other Loan Documents, except as expressly set forth herein.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

AAMES CAPITAL CORPORATION

By	/s/ Jon D. Van Deuren
Name:	Jon D. Van Deuren
Title:	Senior Vice President

AAMES FUNDING CORPORATION

By	/s/ Jon D. Van Deuren
Name:	Jon D. Van Deuren
Title:	Senior Vice President

AAMES INVESTMENT CORPORATION

By	/s/ Jon D. Van Deuren
Name:	Jon D. Van Deuren
Title:	Senior Vice President

AMENDMENT NO. 4

LENDER

MORGAN STANLEY BANK

By	/s/ Andrew Neuberger
Name:	Andrew Neuberger
Title:	Vice President

AMENDMENT NO. 4